UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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☐   Preliminary Proxy Statement

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☐   Definitive Proxy Statement

☒  Definitive Additional Materials

☐   Soliciting Material under §240.14a-12

LIGHT & WONDER, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V96079-P49794 *Please check the meeting materials for any special requirements for meeting attendance. LIGHT & WONDER, INC. 6601 BERMUDA ROAD LAS VEGAS, NV 89119 LIGHT & WONDER, INC. 2026 Annual Meeting Vote by June 9, 2026 11:59 PM ET You invested in LIGHT & WONDER, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 10, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 10, 2026 4:00 p.m. PDT Virtually at: www.virtualshareholdermeeting.com/LNW2026

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V96080-P49794 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect nine members of the Board of Directors to serve for the ensuing year and until their respective successors are duly elected and qualified. Nominees: 1a. Jamie R. Odell For 1b. Matthew R. Wilson For 1c. Antonia Korsanos For 1d. Michael Marchetti For 1e. Hamish R. McLennan For 1f. Stephen Morro For 1g. Virginia E. Shanks For 1h. Timothy Throsby For 1i. Kneeland C. Youngblood For 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers. For 3. To approve 2026 long-term incentive equity grants to the Company’s director-CEO pursuant to and in accordance with ASX Listing Rule 10.14. For 4. To approve the aggregate annual amount that may be paid or granted as the Company’s non-employee director compensation (cash and equity) pursuant to and in accordance with ASX Listing Rule 10.17. For 5. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For NOTE: To consider and act upon any other matter that may properly come before the meeting or any adjournment thereof.